Equity Method Investments and Related Party Transactions (Proportionate Share of Joint Venture Summarized Financial Information) (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012
Equity Method Investments and Joint Ventures [Abstract]
Revenue	$ 29,963	$ 15,824	$ 2,067
Cost of sales and service	68,732	25,092	10,716
Net loss and loss from continuing operations	$ 140,919	$ 134,911	$ 58,510